UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of report (Date of earliest event reported) June 8, 2005
                            Navigant Consulting, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                     0-28830             36-4094854
(State of Other Jurisdiction          Commission           (IRS Employer
   of Incorporation)                  File Number           Identification No.)

                       615 North Wabash, Chicago, IL 60611
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone number, including area code (312) 573-5600

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240 13e-4(c))


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Item 2.02                  Results of Operations and Financial Condition

Navigant Consulting, Inc. has announced that it has revised its guidance for 2005. The Company's press release dated June 8, 2005, announcing the revised guidance is attached hereto as Exhibit 99.1.

A conference call to discuss the revised guidance for 2005 will be held today at 12:00 p.m., ET, and is reflected in the attached Exhibit 99.2.


Item 9.01                  Financial Statements and Exhibits

99.1                       Press Release dated June 8, 2005.
99.2                       Press Release dated June 8, 2005.



                                   SIGNATURES



         Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             Navigant Consulting, Inc.
                                             -------------------------


Date: June 8, 2005


                                             By:    /s/ Ben W. Perks
                                                    ----------------------------
                                             Name:  Ben W. Perks
                                             Title: Executive Vice President and
                                                    Chief Financial Officer